                                                                   Exhibit 10.11

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "Agreement") is made and entered into as of the ___ day of April 2001, by and between MediaBin, Inc., a Georgia corporation (the "Company"), and Venturos Holding AS, a Norwegian corporation (the "Lender").

PREAMBLE

         The Company and the Lender are entering into this Agreement for the purpose of establishing a four-year term loan. This Agreement establishes the conditions under which the Lender may convert any outstanding borrowings into an investment in common stock of the Company and other relevant provisions.

         NOW, THEREFORE, in consideration of the premises hereof, the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Loan. On the date hereof the Company is borrowing the principal
            ----
amount of $500,000 from the Lender (the "Loan"), which will be evidenced by the Term Promissory Note in the form attached hereto as Exhibit A (the "Note"). The Lender is willing to make the Loan to the Company on the terms and conditions described herein. The Company and the Lender agree that the payment and performance of all obligations relating to the Loan shall not be secured by any property of the Company. The Company may prepay the Loan, in whole or in part, at any time without penalty or premium; provided, however, that the Company
                                        --------  -------
shall give the Lender five days notice of any payment of outstanding principal under the Note other than a scheduled principal payment prescribed by the Note (each, a "Payment Notice").

         2. Conversion Rights. Upon the Company's successfully completing either
            -----------------
a private placement or a public offering of its common stock, $.01 par value per share (the "Common Stock") in either the Norwegian or United States stock markets in which gross proceeds of at least $2,000,000 are raised (the "Secondary Offering") during the term of the Note, the entire outstanding principal balance of the Note shall be automatically converted into a number of shares of the Common Stock equal to the then-outstanding principal of the Note divided by 75% of the offering price per share in the Secondary Offering. The Lender shall have the option of either receiving cash for any accrued and unpaid interest on the Note or converting such interest balance into a number of shares of the Common Stock as provided herein. The shares of Common Stock received by the Lender pursuant to this Section 2 shall be registered on the Oslo Stock Exchange. Notwithstanding the foregoing, no fractional shares of the Common Stock shall be issued upon the exercise of the conversions provided by this
Section 2, and the Company shall pay the Lender cash equal to the fair market value of such fractional shares in lieu of their issuance.

         3. Adjustments for Reclassifications. If prior to the conversion set
            ---------------------------------
forth in Section 2, the outstanding shares of the Common Stock are changed into or exchanged for a different kind of shares or other securities of the Company (hereinafter, a "Capitalization Event"), then the kind of shares or other securities issuable upon the conversion set forth in Section 2 shall be adjusted so that the kind of shares or other securities to be received under such conversion after such Capitalization Event are the same as that which would have been held following the Capitalization Event had a similar conversion taken place immediately prior to the Capitalization Event.


         4. Representations, Warranties and Covenants.
            -----------------------------------------

                  (a) By the Company. The Company is a corporation duly
                      --------------
organized and existing under the laws of the State of Georgia and has the corporate power and authority to carry on its business as and where now conducted. The Company has the corporate power and authority necessary to execute, deliver and perform its obligations under this

Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of the Company. The authorized capital stock of the Company consists of 40,000,000 shares of the Common Stock, of which 17,529,607 shares are issued and outstanding. All of the issued and outstanding shares of the Common Stock are duly and validly issued and are fully paid and non-assessable.

                  (b) By the Lender. The Lender is a corporation duly organized
                      -------------
and existing under the laws of the country of Norway and has the corporate and legal power and authority necessary to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of the Lender. The Lender has not authorized any person to act as broker, finder or in any other similar capacity in connection with the transactions contemplated by this Agreement. The Lender acknowledges that the shares of the Common Stock issuable pursuant to the conversion procedure set forth in Section 2 hereof have not been registered under any state (or other) securities laws or under the Securities Act of 1933, as amended (the "Federal Act"), in reliance, in the case of the Federal Act, on exemptions contained in Regulation S promulgated thereunder, and agrees that it will not (i) transfer any of such shares, or any interest therein, except pursuant to an effective registration statement under the applicable state and other securities laws and the Federal Act or in a transaction which is exempt under such applicable state and other securities laws and the Federal Act, or
(ii) make any transfer which will cause the issuance of any of such shares by the Company to be unlawful or violative of any statute or regulation. The Lender further acknowledges that any stock certificates representing the shares of Common Stock issuable pursuant to the conversion procedure set forth in Section 2 shall bear a restrictive legend in compliance with the requirements of Regulation S. The Lender warrants and represents that its execution of this Agreement has taken place outside the United States, that it is not a U.S. Person (as defined in Regulation S) and that it is not acquiring any securities hereunder for the account or benefit of a U.S. Person. The term U.S. Person, as defined in Regulation S, means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States, its territories or possessions or any state or the District of Columbia; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U. S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a "dealer" (as defined in the Federal Act) or other fiduciary for the benefit or account of a U.S. Person; (vii) any discretionary account or similar account (other than an estate or trust) held by a "dealer" (as defined in the Federal Act) or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; or (viii) any partnership or corporation organized or incorporated under the laws of any foreign jurisdiction by a U. S. Person principally for the purpose of investing in securities not registered under the Federal Act unless it is organized or incorporated, and owned, by Accredited Investors (as defined in Rule 501(a) under the Federal Act) who are not natural persons, estates or trusts. In addition to the restrictions on transfer set forth herein, the Lender also agrees that it will not transfer this Agreement or the Note into the United States or to a U. S. Person (as defined in Regulation S) for a period of one year after the date hereof. The Lender warrants and represents that any shares of the Common Stock that it acquires will be acquired solely for its own account, to hold for investment, with no present intention of dividing its participation with others or reselling or otherwise participating, directly or indirectly, in a distribution of such shares.

         5. Default; Remedies. A "Default" shall exist if any of the following
            -----------------
occurs and is not remedied (i) in the case of events described in clause (a) below, within 15 days after notice from the Lender to the Company thereof, and
(ii) in the case of events described in clauses (b) through (h) below or elsewhere in this Agreement, within 30 days after notice from the Lender to the Company thereof: (a) failure of the Company punctually to make any payment of any amount payable under the Note, whether at maturity, or at a date fixed for any prepayment or partial prepayment, or by acceleration, or otherwise; (b) any statement, representation, or warranty of the Company made in this Agreement shall be false or misleading in any material respect as of the date made; (c) failure of the Company punctually and fully to comply with any of its covenants in this Agreement; (d) if the Company becomes insolvent as defined in the Georgia Uniform Commercial Code or makes an assignment for the benefit of creditors; or if any action is brought by the Company seeking dissolution of the Company or liquidation of its assets or seeking the appointment of a trustee, interim trustee, receiver, or other custodian for any of its property; or if the Company commences a voluntary case under the

Federal Bankruptcy Code; or if any reorganization or arrangement proceeding is instituted by the Company for the settlement, readjustment, composition or extension of any of its debts upon any terms; or if any action or petition is otherwise brought by the Company seeking similar relief or alleging that it is insolvent or unable to pay its debts as they mature; (e) the Company is in default on indebtedness to another person, the amount of such indebtedness exceeds $250,000 and the acceleration of the maturity of such indebtedness would have a material adverse effect upon the Company; or (f) a sale of all or substantially all of the assets of the Company unless waived in writing by the Lender. Upon the occurrence of a Default, the Lender shall be entitled to declare any of the amounts owed by the Company under the Note due and payable, whereupon they immediately will become due and payable without presentment, demand, notice or protest of any kind (all of which are expressly waived by the Company).

         6. Miscellaneous. All notices or other communications which are
            -------------
required or permitted hereunder shall be in writing and sufficient if delivered
(i) personally, (ii) by registered or certified mail, postage prepaid or (iii) by a recognized courier service to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered or transmitted:

                  The Company:      MediaBin, Inc.
                                    Seven Piedmont Center, Suite 600
                                    3525 Piedmont Road
                                    Atlanta, Georgia  30305
                                    Attention: John C. Bacon, President

                  With copy
                  to counsel:       Morris, Manning & Martin, L.L.P.
                                    1600 Atlanta Financial Center
                                    3343 Peachtree Road, N.E.
                                    Atlanta, Georgia 30326
                                    Attention: John C. Yates, Esq.

                  The Lender:       Venturos Holdings AS
                                    P.O. Box 113
                                    4551 Farsund, Norway

Each party shall bear the expenses incurred by it or on its behalf in connection with the transactions contemplated by this Agreement; provided, however, that
                                                      --------  -------
the Company shall be liable for any reasonable attorneys' fees actually incurred by the Lender in enforcing this Agreement or the Note upon a default by the Company of its obligations thereunder. This Agreement, together with the Note, contain the entire agreement among the parties with respect to the transactions contemplated hereby, and supersede all prior arrangements or understandings with respect thereto, written or oral. This Agreement shall inure to the benefit of and be binding upon the Company's and the Lender's successors and any permitted assignee of this Agreement or the Note. This Agreement and the Note shall not be assigned by the Lender without the prior written consent of the Company; provided, however, that subject to compliance with the requirements of
--------  -------
Regulation S, the Lender may sell participations in the Note to not more than four other persons (including indirect participants), provided that no such participation shall relieve the Lender of its obligations under this Agreement, including without limitation its obligations under Section 1 hereof. In addition, that subject to the requirements of Regulation S, the Lender may assign this Agreement and the Note to an Affiliate (defined below) of Venturos Holding AS without the prior written consent of the Company subject to the condition that Venturos Holding AS remain liable for the performance of all of the obligations of the Lender and its assigns thereunder. For purposes of the foregoing sentence, "Affiliate" shall have the meaning given such term in Rule 144(a)(1) promulgated under the Federal Act. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia except to the extent United States federal law shall be applicable. This Agreement may be executed in one or more counterparts, each of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed, sealed and delivered by their duly authorized officers as of the date first written above.


MEDIABIN, INC.                                       VENTUROS HOLDING AS

By:      /s/ John C. Bacon                           By:      /s/ Terje Mikalsen
   -------------------------------------------          ----------------------------------------
         John C. Bacon
         President and Chief Executive Officer       Print Name:
                                                                --------------------------------

                                                     Print Title:
                                                                 -------------------------------
Attest:  /s/ Haines Hargrett
       ---------------------------------------
         Haines H. Hargrett
         Secretary


                                    Exhibit A

                              TERM PROMISSORY NOTE

$500,000                                                         April ___, 2001


         FOR VALUE RECEIVED, the undersigned, MediaBin, Inc., a Georgia corporation (the "Borrower"), promises to pay to Venturos Holding AS, a Norwegian corporation (the "Lender"), at P.O. Box 113, 4551 Farsund, Norway (or at such other place as the Lender may designate in writing to the Borrower), in lawful money of the United States of America, the principal sum of five hundred thousand dollars ($500,000), plus interest as hereinafter provided.

         This Term Promissory Note (the "Note") is the Note made and given as described in that certain Loan Agreement dated as of April ___, 2001, between the Borrower and the Lender (the "Loan Agreement"). The Borrower shall be entitled to borrow funds hereunder pursuant to the terms and conditions of the Loan Agreement. In the event of any inconsistency between this Note and the Loan Agreement, this Note shall control. All capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement, except to the extent such capitalized terms are otherwise defined or limited herein. This Note may be assigned only as provided in the Loan Agreement.

         The Borrower promises to pay interest on the unpaid principal amount outstanding hereunder (the "Loan"), at a simple interest rate per annum equal to the Prime Rate Basis. "Prime Rate Basis" shall mean, on any day, a simple interest rate per annum equal to the Prime Rate (as defined herein) plus 100 basis points (1.0%). "Prime Rate" shall mean, on any day, the rate of interest published as the "Prime Rate" as of the last business day of the full calendar month preceding such day by Bank of America, N.A. (Charlotte, North Carolina), or any successor institution. The Prime Rate in effect as of the close of business of each day shall be the applicable Prime Rate for the day and each succeeding non-business day in determining the applicable Prime Rate Basis. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

         Interest under this Note shall be due and payable quarterly in arrears on the last day of each calendar quarter, commencing June 30, 2001, and continuing to be due on the last day of each calendar quarter thereafter until this Note is paid in full. Interest shall also be due and payable when this Note shall become due (whether at maturity, by reason of acceleration or otherwise). After default, interest shall also be due and payable upon demand from time to time by the Lender as provided below.

         Unless previously converted to common stock in accordance with the provisions of the Loan Agreement, commencing June 30, 2002, and continuing on each March 31, June 30, September 30, December 31 thereafter, the indebtedness evidenced by this Note shall be due and payable in 11 consecutive quarterly installments of principal, each in the amount of 1/12th of the principal balance outstanding hereunder on June 30, 2002, plus all accrued and unpaid interest as hereinabove provided. The entire outstanding balance of the indebtedness evidenced by this Note, together with all accrued and unpaid interest, shall be due and payable in a 12th and final installment on March 31, 2005. The Lender shall be obligated to convert the entire outstanding principal balance hereunder into common stock of the Borrower upon the events and in the manner specified in the Loan Agreement.

         Overdue principal shall bear interest for each day from the date it became so due until paid in full, payable on demand, at a rate per annum (computed on the basis of a 360-day year for the actual number of days elapsed) equal to two percent (2%) per annum in excess of the interest rate otherwise payable hereunder.

         In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Borrower or inadvertently received by the Lender, then such excess sum shall be credited as a payment of principal, unless the Borrower shall notify the Lender, in writing, that the Borrower elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Borrower not pay and the Lender not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrower under applicable law.

         The Borrower hereby waives presentment for payment, demand, notice of non-payment or dishonor, protest and notice of protest, or any other notice of any kind with respect thereto.

         This Note is entitled to the benefits of the Loan Agreement, which contains provisions with respect to the prepayment of the Loan. Prepayment of the Loan may be made by the Borrower as provided in the Loan Agreement.

         Time is of the essence of this Note.

         This Note shall be deemed to be made pursuant to the laws of the State of Georgia.

         IN WITNESS WHEREOF, the duly authorized officers of the Borrower have executed, sealed, and delivered this Note, as of the day and year first above written.

                                  MEDIABIN, INC.

                                  By:      /s/ John C. Bacon
                                      ------------------------------------------
                                           John C. Bacon
                                           President and Chief Executive Officer


                                  Attest:  /s/ Haines H. Hargrett
                                           -------------------------------------
                                           Haines H. Hargrett
                                           Secretary